                                                                  EXHIBIT 10 (A)

                           AMENDMENT AND WAIVER NO. 3

          AMENDMENT AND WAIVER NO. 3, dated as of August 31, 2006 (this "Amendment"), by and among EDO Corporation (the "Borrower"), the Lenders party hereto and Citicorp USA, Inc., as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

          WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 4, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and the Administrative Agent; and

          WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent enter into this Amendment to amend and waive the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          2. Amendments. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions among the existing definitions set forth in such section in the appropriate alphabetical order:

          "'Amendment No. 3' shall mean the Amendment No. 3, dated as of August 31, 2006, by and among the Borrower, the Lenders party thereto and the Administrative Agent, to this Agreement."

          "'Amendment No. 3 Effective Date' shall mean the Effective Date (as defined in Amendment No. 3)."

          "'Impact Science Promissory Note' shall mean the promissory note, in the form of Exhibit A to the Impact Science Stock Purchase Agreement, of the Borrower to the individuals listed on Schedule I attached thereto, in the principal amount of $17,298,765 and issued pursuant to the terms of the Impact Science Stock Purchase Agreement."

          "'Impact Science Stock Purchase Agreement' shall mean the Stock Purchase Agreement, dated as of July 26, 2006, by and among the Borrower and the shareholders of Impact Science & Technology, Inc. listed on
     Schedule I attached thereto, as in effect on the Amendment No. 3 Effective Date."

          "'NexGen Promissory Note' shall mean the Non-Negotiable Promissory Note, dated December 20, 2005, in the principal amount of $7,000,000 issued by the Borrower to Mark D. Adams and Charles C. Gumas, as in effect on the Amendment No. 3 Effective Date."

          (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the pricing grid in clause
(b) thereof in its entirety to read as follows:

LEVERAGE RATIO                                      BASE RATE LOANS   EURODOLLAR RATE LOANS
--------------                                      ---------------   ---------------------
Greater than or equal to 4.0 to 1.0                      1.50%                2.50%
Less than 4.0 to 1.0 and equal to or greater than
   3.5 to 1.0                                            1.25%                2.25%
Less than 3.5 to 1.0 and equal to or greater than
   3.0 to 1.0                                            1.00%                2.00%
Less than 3.0 to 1.0 and equal to or greater than
   2.0 to 1.0                                            0.75%                1.75%
Less than 2.0 to 1.0 and equal to or greater than
   1.5 to 1.0                                            0.50%                1.50%
Less than 1.5 to 1.0 and equal to or greater than
   1.0 to 1.0                                            0.25%                1.25%
Less than 1.0 to 1.0                                     0.00%                1.00%

          (c) Section 2.1(b)(i) of the Credit Agreement is hereby amended by deleting the reference to "$100,000,000" in clause (A) of the proviso therein and replacing it with the following: "$300,000,000, which amount shall be reduced on the earlier of (x) the first anniversary of the Amendment No. 3 Effective Date and (y) the date on which the Borrower incurs Permitted Debt pursuant to Section 8.1(k) in an aggregate principal amount of at least $100,000,000 any time after the Amendment No. 3 Effective Date, to the lesser of
(1) $300,000,000 and (2) the sum of (I) $100,000,000 and (II) the aggregate amount of all Incremental Term Loans and Revolving Credit Commitment Increases incurred on or prior to such date".

          (d) Section 2.1(b)(ii) of the Credit Agreement is hereby amended by
(i) replacing the word "and" at the end of clause (D) thereof with ",", (ii) renumbering the existing clause (E) thereof as clause (F) and (iii) adding as a new clause (E) thereof the following: "(E) shall require (as determined by the Administrative Agent) the application of all mandatory prepayments pursuant to
Section 2.9(a) or (b) to the prepayment of such Incremental Term Loans prior to the payment of any Swing Loans or Revolving Loans or the cash collateralization of any Letter of Credit Obligations and".

          (e) Section 5.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "The Borrower shall maintain, on the last day of each Fiscal Quarter set forth below, a Leverage Ratio of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

FISCAL QUARTER ENDING                   MAXIMUM LEVERAGE RATIO
---------------------                   ----------------------
December 31, 2005 to June 30, 2006           3.50 to 1.00
September 30, 2006 to March 31, 2008         4.50 to 1.00
June 30, 2008 to March 31, 2009              4.25 to 1.00
June 30, 2009 and each Fiscal Quarter
   thereafter                                4.00 to 1.00

          (f) Section 8.1 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (n) thereof, (ii) renumbering the existing clause (o) thereof as clause (p) and (iii) adding as a new clause (o) thereof the following:

          "(o) (i) the Impact Science Promissory Note, (ii) the NexGen Promissory Note and (iii) other unsecured Indebtedness owed to the seller of any property acquired in a Permitted Acquisition; provided, however, that, in the case of this subclause (iii), (A) at the time of incurring such Indebtedness and after giving effect thereto, the Borrower shall be in compliance with the financial covenants contained in Article V (Financial Covenants), and (B) the other terms of such Indebtedness shall be reasonably satisfactory to the Administrative Agent (it being understood that terms substantially similar to the Impact Science Promissory Note are deemed to be satisfactory); provided, further, that the aggregate outstanding principal amount of all Indebtedness pursuant to subclauses
     (i), (ii) and (iii) shall not exceed $50,000,000 at any time; and".

          (g) Section 8.2 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (g) thereof, (ii) renumbering the existing clause (h) thereof as clause (i) and (iii) adding as a new clause (h) thereof the following:

          "(h) Liens on cash deposited as cash collateral for the NexGen Promissory Note pursuant to the terms thereof; and".

          3. Waiver. The Lenders hereby waive any possible Default or Event of Default arising from any failure by the Borrower to comply with Section 8.1 and
Section 8.2 of the Credit Agreement in connection with the issuance by the Borrower of the NexGen Promissory Note prior to giving effect to this Amendment.

          4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date the following conditions precedent have been satisfied (the "Effective Date"):

          (a) The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower and Lenders constituting the Requisite Lenders and (ii) the Consent and Affirmation, in the form attached hereto as Annex A, duly executed and delivered by each of the Guarantors.

          (b) The Administrative Agent shall have received copies of (i) the Impact Science Stock Purchase Agreement, together with all exhibits and schedules thereto, and (ii) the NexGen Promissory Note, each certified by a Responsible Officer as complete and correct.

          (c) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof.

          5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

          (a) (i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower and (iii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

          6. Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. This Amendment is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose.

          7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent.

          8. Choice of Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

          10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

          11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          12. Loan Document. This Amendment is a Loan Document.

          13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                        EDO CORPORATION


                                        By: /s/ Frederic B. Bassett
                                            ------------------------------------
                                        Name: Frederic B. Bassett
                                        Title: Senior Vice president-Finance
                                        Treasurer and Chief Financial Officer

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        CITICORP USA, INC., as Administrative
                                        Agent and Lender


                                        By: /s/ Juan Carlos Lorenzo
                                            ------------------------------------
                                        Name: Juan Carlos Lorenzo
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        WACHOVIA BANK, N.A.


                                        By: /s/ William F. Fox
                                            ------------------------------------
                                        Name: William F. Fox
                                        Title: Director

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        BANK OF AMERICA, N.A.


                                        By: /s/ Steven J. Melicharek
                                            ------------------------------------
                                        Name: Steven J. Melicharek
                                        Title: SVP/Senior Credit
                                               Products Officer

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        JPMORGAN CHASE


                                        By: /s/ David W. Christiansen
                                            ------------------------------------
                                        Name: David W. Christiansen
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        SOVEREIGN BANK


                                        By: /s/ Antonia Badolato
                                            ------------------------------------
                                        Name: Antonia Badolato
                                        Title: Senior Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        NATIONAL CITY BANK


                                        By: /s/ Susan Callahan
                                            ------------------------------------
                                        Name: Susan Callahan
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        MANUFACTURERS AND TRADERS TRUST COMPANY


                                        By: /s/ Brian Stone
                                            ------------------------------------
                                        Name: Brian Stone
                                        Title: Administrative Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        PNC BANK, N.A.


                                        By: /s/ Anthony Frasso
                                            ------------------------------------
                                        Name: Anthony Frasso
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        SOCIETE GENERALE


                                        By: /s/ R.D. Boyd Harman
                                            ------------------------------------
                                        Name: R.D. Boyd Harman
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Suzannah Harris
                                            ------------------------------------
                                        Name: Suzannah Harris
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        REGIONS BANK


                                        By: /s/ Elaine B. Passman
                                            ------------------------------------
                                        Name: Elaine B. Passman
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        BANK LEUMI USA


                                        By: /s/ Paul Tine
                                            ------------------------------------
                                        Name: Paul Tine
                                        Title: First Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        COMERICA BANK


                                        By: /s/ Sarah R. West
                                            ------------------------------------
                                        Name: Sarah R. West
                                        Title: Assistant Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        COMMERCE BANK, N.A.


                                        By: /s/ Anthony P. Giovi
                                            ------------------------------------
                                        Name: Anthony P. Giovi
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        UNITED OVERSEAS BANK LIMITED, NY AGENCY


                                        By: /s/ George Lim
                                            ------------------------------------
                                        Name:  George Lim
                                        Title: FVP & General Manager


                                        By: /s/ Mario Sheng
                                            ------------------------------------
                                        Name: Mario Sheng
                                        Title: AVP

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                        THE BANK OF NEW YORK


                                        By: /s/ David C. Siegel
                                            ------------------------------------
                                        Name:  David C. Siegel
                                        Title: Vice President

                 [SIGNATURE PAGE TO AMENDMENT AND WAIVER NO. 3]

                                     ANNEX A

                             CONSENT AND AFFIRMATION

Each Guarantor hereby consents to the Amendment and Waiver No. 3 (the "Amendment") to which this Consent and Affirmation is attached and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment) to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

Consented to and agreed as of
the date of the Amendment:

DARLINGTON INC.
EDO AEROTECH LIMITED (UK)
EDO ARTISAN INC.
EDO COMMUNICATIONS AND COUNTERMEASURES SYSTEMS INC.
EDO MBM TECHNOLOGY LIMITED
EDO MTECH INC.
EDO PROFESSIONAL SERVICES INC.
EDO RECONNAISSANCE AND SURVEILLANCE SYSTEMS, INC.
EDO RUGGED SYSTEMS LIMITED
EDO (UK) LIMITED
EDO WESTERN CORPORATION
EVI TECHNOLOGY LLC
FIBER INNOVATIONS, INC.
SPECIALTY PLASTICS, INC.


By:
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Name:
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Title:
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